EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 19, 1996, on the financial statements of Patina Oil & Gas Corporation included in Patina Oil & Gas Corporations' Form S-4 (Registration Statement No. 333-572).





                               /s/ARTHUR ANDERSEN LLP
                              -----------------------
                               ARTHUR ANDERSEN LLP

Fort Worth, Texas
June 11, 1996